Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 1, 2006 by and among LEXINGTON CORPORATE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware, LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware, NET 3 ACQUISITION L.P., a limited partnership formed under the laws of the State of Delaware (collectively, the “Borrowers” and each a “Borrower”), each of Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of June 27, 2005 (as in effect immediately prior to the date hereof, the “Credit Agreement”) and the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)          The Credit Agreement is amended by restating in full the definitions of “Capitalization Rate”, “Capitalized Value”, “LC Commitment Amount” and “Value” contained Section 1.1 as follows:

“Capitalization Rate” means 8.5%.

“Capitalized Value” means the sum of all of the following of the Borrowers and the other Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis: (a) cash and cash equivalents, plus (b)(i) EBITDA for the period of two fiscal quarters most recently ended, times (ii) 2, divided by (iii) the Capitalization Rate, plus (c) the GAAP book value of Properties acquired during the most recent period of four consecutive fiscal quarters, plus (d) Construction-in-Process (excluding Construction-in-Process attributable to any Property which is substantially complete or for which construction commenced more than 18 months from the date of determination), plus (e) the GAAP book value of Unimproved Land, Mortgage Receivables and other promissory notes. Notwithstanding the foregoing, the Capitalized Value attributable to the Ohio Property shall be $40,000,000 so long as the Ohio Property is leased to Kmart Corp. on the terms contained in that certain lease agreement entered into in October, 1982 and as in effect on the Agreement Date. The Trust’s pro rata share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in Capitalized Value calculations consistent with the above described treatment for wholly owned assets. For purposes of determining Capitalized Value, EBITDA attributable to Mortgage Receivables, other promissory notes, the Ohio Property and any Property acquired or disposed of by a Borrower or any other Subsidiary during the immediately preceding period of four consecutive fiscal quarters shall be excluded. In addition, for purposes of this definition, with respect to a Property leased by a Borrower or any Subsidiary pursuant to a Ground Lease (i) EBITDA attributable to such Property shall be multiplied by the applicable Ground Lease Discount when including such EBITDA in the preceding clause (b) and (ii) if such Property was acquired during the two most recent fiscal quarters, then the GAAP book value of such Property shall be multiplied by the applicable Ground Lease Discount when including such book value in the preceding clause (c).

“LC Commitment Amount” equals $40,000,000.

“Value” means (a) with respect to a Stabilized Property, (i) the Net Operating Income of such Stabilized Property for the two consecutive fiscal quarters most recently ended, times (ii) 2 divided by (iii) the Capitalization Rate; provided, with respect to any Stabilized Property acquired during the most recent period of four consecutive fiscal quarters, the Value of such Stabilized Property shall be its book value determined in accordance with GAAP and (b) with respect to a Development Property, the value of such Property based on cost determined in accordance with GAAP.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)         A counterpart of this Amendment duly executed by the Borrowers and Lenders constituting the Requisite Lenders;

(b)        An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)         Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. The Borrowers represent and warrant to the Agent and the Lenders that:

(a)         Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)        Compliance with Laws, etc. The execution and delivery of this Amendment by each Borrower and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating to any Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any other Loan Party or any indenture, agreement or other instrument to which any Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower or any other Loan Party.

(c)         No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrowers shall reimburse the Agent and each Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer, President and Chief
Operating Officer

LEPERCQ CORPORATE INCOME FUND L.P.

By:	Lex GP-1 Trust, its sole general partner

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEPERCQ CORPORATE INCOME FUND II L.P.

By:	Lex GP-1 Trust, its sole general partner

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

NET 3 ACQUISITION L.P.

By:	Lex GP-1 Trust, its sole general partner

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement

for Lexington Corporate Properties Trust et al.]

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually and as Agent

By: /s/ Rex E. Rudy

Name: Rex E. Rudy
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION

By: /s/ James B. McLaughlin

Name: James B. McLaughlin
Title: Senior Vice President

SOVEREIGN BANK

By: /s/ T. Gregory Donohue

Name: T. Gregory Donohue
Title: Senior Vice President

PNC BANK, N.A.

By: /s/ Thomas Hyland

Name: Thomas Hyland
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement

for Lexington Corporate Properties Trust et al.]

BRANCH BANKING AND TRUST COMPANY

By: /s/ Gregory A. Drabik

Name: Gregory A. Drabik
Title: Assistant Vice President

PEOPLES BANK

By: /s/ Anne Kuchinsky

Name: Anne Kuchinsky
Title: Vice President

COMERICA BANK

By: /s/ Jessica L. Kempf

Name: Jessica L. Kempf
Title: Vice President

CITIZENS BANK OF RHODE ISLAND

By: /s/ Craig Schermerhorn

Name: Craig Schermerhorn
Title: Senior Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June __, 2006 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each Lender under the Credit Agreement referred to below.

WHEREAS, Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P. (collectively, the “Borrowers”), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of June 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of June 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrowers’ obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrowers, the Agent and certain of the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend certain terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

Acquiport LSL GP LLC, a Delaware limited liability
company

By: Lexington Corporate Properties Trust, its managing
member, a Maryland statutory real estate investment
trust

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lex GP-1 Trust By:___________________________ Name: T. Wilson Eglin Title: President
Lex LP-1 Trust By:___________________________ Name: T. Wilson Eglin Title: President

Lexington BCBS L.L.C., a Delaware limited liability
company

By: Lexington Corporate Properties Trust, its managing
member, a Maryland statutory real estate investment
trust

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lexington Carrollton Manager LLC By:___________________________ Name: T. Wilson Eglin Title: President

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Lexington Chelmsford Manager LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Contributions Inc. By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Dover LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Fort Street Trust By: Lexington Fort Street Trustee LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Foxboro I LLC By:___________________________ Name: T. Wilson Eglin Title: President

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Lexington Foxboro II LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington High Point Manager LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Los Angeles Manager LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Millington Manager LLC By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Minneapolis LLC

By: Lepercq Corporate Income Fund L.P., its managing
member, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a
Delaware statutory trust

By:___________________________

Name: T. Wilson Eglin

Title:   President

[Signatures Continued on Next Page]

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Lexington Multi-State Holdings L.P., a Delaware
limited partnership

By: Lexington Multi-State Holdings Manager LLC, its
sole general partner, a Delaware limited liability
company

By:___________________________

Name: T. Wilson Eglin

Title:   President

Lexington OC LLC, a Delaware limited liability
company

By: Lepercq Corporate Income Fund II L.P., its
managing member, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a
Delaware statutory trust

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lexington Olive Branch LLC, a Delaware limited
liability company

By: Lexington Olive Branch Manager LLC, its
managing member, a Delaware limited liability
company

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lexington Olive Branch Manager LLC By:____________________________ Name: T. Wilson Eglin Title: President

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Lexington Realty Advisors, Inc. By:____________________________ Name: T. Wilson Eglin Title: President
Lexington Southfield LLC By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Tennessee Holdings L.P., a Delaware limited
partnership

By: Lex GP-1 Trust, its sole general partner, a
Delaware statutory trust

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lexington Texas Holdings L.P., a Delaware limited
partnership

By: Lexington Texas Holdings Manager LLC, its sole
general partner, a Delaware limited liability company

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lexington TIC Holdings OK L.P., a Delaware limited
partnership

By: Lexington TIC OK LLC, its sole general partner, a
Delaware limited liability company

By:____________________________

Name: T. Wilson Eglin

Title:   President

[Signatures Continued on Next Page]

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Lexington Toys II Trust By: Lexington Toy Trustee LLC By:___________________________ Name: T. Wilson Eglin Title: President
Lexington Wallingford Manager LLC By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Waxahachie L.P., a Delaware limited
partnership

By: Lexington Waxahachie Manager LLC, its sole
general partner, a Delaware limited liability company

By:____________________________

Name: T. Wilson Eglin

Title:   President

Lexington Waxahachie Manager LLC, its sole general partner, a Delaware limited liability company By:____________________________ Name: T. Wilson Eglin Title: President
LXP GP, LLC By:____________________________ Name: T. Wilson Eglin Title: President

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

LXP I Trust By:____________________________ Name: T. Wilson Eglin Title: President
LXP II, Inc. By:____________________________ Name: T. Wilson Eglin Title: President
LXP I, L.P., a Delaware limited partnership By: LXP I Trust, its sole general partner, a Delaware statutory trust By:____________________________ Name: T. Wilson Eglin Title: President
LXP II, L.P., a Delaware limited partnership By: LXP II Inc., its sole general partner, a Delaware corporation By:____________________________ Name: T. Wilson Eglin Title: President

LXP ISS Holdings L.P., a Delaware limited partnership

By: LXP ISS Holdings Manager LLC, its sole general
partner, a Delaware limited liability company

By:____________________________

Name: T. Wilson Eglin

Title:   President

[Signatures Continued on Next Page]

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

LXP Memorial L.L.C., a Delaware limited liability
company

By: Lexington Corporate Properties Trust, its managing
member, a Maryland statutory real estate investment
trust

By:____________________________

Name: T. Wilson Eglin

Title:   President

LXP Realty Income Fund L.P., a Delaware limited
partnership

By: LXP RIF Manager LLC, its sole general partner, a
Delaware limited liability company

By:____________________________

Name: T. Wilson Eglin

Title:   President

Phoenix Hotel Associates Limited Partnership

By: Lepercq Corporate Income Fund II L.P., its sole
general partner, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a
Delaware statutory trust

By:___________________________

Name: T. Wilson Eglin

Title:  President

[Signatures Continued on Next Page]

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Savannah Waterfront Hotel LLC, a Delaware limited
liability company

By: Lepercq Corporate Income Fund L.P., its managing
member, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a
Delaware statutory trust

By:___________________________

Name: T. Wilson Eglin

Title:  President

Union Hills Associates, an Arizona general partnership

By: Union Hills Associates II, its managing general
partner, an Arizona general partnership

By: Lexington Corporate Properties Trust, its managing
general partner, a Maryland statutory real estate
investment trust

By:___________________________

Name: T. Wilson Eglin

Title:  President

Union Hills Associates II, its managing general partner,
an Arizona general partnership

By: Lexington Corporate Properties Trust, its managing
general partner, a Maryland statutory real estate
investment trust

By:___________________________

Name: T. Wilson Eglin

Title:  President

[Signatures Continued on Next Page]

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

Lexington Collierville L.P. By: Lexington Colliverville Manager LLC By:___________________________ Name: Patrick Carroll Title: Executive Vice President
Lexington Collierville Manager LLC By:___________________________ Name: Patrick Carroll Title: Executive Vice President
Lexington Westport Manager LLC By:___________________________ Name: Patrick Carroll Title: Executive Vice President
Lexington Sugarland Manager LLC By:___________________________ Name: Patrick Carroll Title: Executive Vice President
Lexington Euro Holdings Ltd. By:___________________________ Name: Patrick Carroll Title: Executive Vice President

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[Signature Page to Guarantor Acknowledgement

to First Amendment to Credit Agreement]

LXP Advisory LLC By:___________________________ Name: Patrick Carroll Title: Executive Vice President
Westport View Corporate Center L.P. By: Lexington Westport Manager LLC By:___________________________ Name: Patrick Carroll Title: Executive Vice President

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